- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            MICHAEL ANTHONY JEWELERS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            MICHAEL ANTHONY JEWELERS
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                    ---------
         --------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                                          -------------------
     (5) Total fee paid:
                        -----------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
                                 --------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                       ----------------------
     (3) Filing Party:
                       ------------------------------------------------------
     (4) Date Filed:
                     --------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            [Michael Anthony Logo]


                                                                    May 26, 1995

Dear Fellow Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 10:00 A.M. on Monday, June 26, 1995 at the American Stock Exchange located at 86 Trinity Place, New York, New York.

     You will be asked at the meeting to approve the election of three directors constituting Class 2 of the Board of Directors. The Board of Directors recommends that you vote FOR each director nominated.

     The Board of Directors will also report on the Company's affairs and a discussion period will be held for questions and comments.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                            Very truly yours,
                                            /s/ Michael Paolercio
                                            Michael Paolercio
                                            Co-Chairman of the Board and
                                            Chief Executive Officer

                         MICHAEL ANTHONY JEWELERS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                          Mount Vernon, New York
                                                                    May 26, 1995

     The Annual Meeting of the Stockholders of Michael Anthony Jewelers, Inc. will be held at the American Stock Exchange located at 86 Trinity Place, New York, New York on Monday, June 26, 1995 at 10:00 A.M. for the following purposes:

          1. To elect three (3) directors to Class 2 of the Board of Directors to serve until 1998 or until their successors are duly elected and take office.

          2. To transact any other business which may properly come before the meeting.

     Stockholders of record at the close of business on May 2, 1995 will be entitled to notice of and to vote at the meeting.

     Stockholders who are unable to attend the meeting in person are requested to complete, date and return the enclosed form of proxy in the postage paid envelope provided. No postage is required if mailed in the United States.

                                            M. Frances Durden
                                            Secretary

                            YOUR VOTE IS IMPORTANT.

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         MICHAEL ANTHONY JEWELERS, INC.

                          115 SOUTH MACQUESTEN PARKWAY
                          MOUNT VERNON, NEW YORK 10550

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to the holders of Common Stock, $.001 per share ("Common Stock"), of Michael Anthony Jewelers, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 26, 1995, or at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy, bearing a later date, or by voting in person at the meeting.

     This Proxy Statement and the accompanying form of proxy for use at the meeting are being solicited by the Board of Directors of the Company. The proxy materials and annual report are being mailed to stockholders with this Proxy Statement on or about May 26, 1995. Proxies will be solicited chiefly by mail, but additional solicitation may be made by the employees of the Company. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

     The purposes of the meeting are to (i) elect three members to Class 2 of the Board of Directors for a three year term expiring in 1998 or until their successors are duly elected and take office and (ii) transact any other business which may properly come before the meeting. While the Company is not currently aware of any other matters which will come before the meeting, if any other matters do properly come before the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters. Shares represented by executed and unrevoked proxies will be vote FOR each of the nominees for director, unless otherwise indicated on the form of proxy. Votes will be tabulated by or under the direction of an Inspector of Election who will certify the results at the meeting. Abstentions are counted in determining the total number of votes cast. While not counted as votes for or against a proposal, abstentions have the same effect as votes against a proposal. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal (broker non-votes), the shares will not be counted in determining the number of votes cast. Directors are elected by a plurality of votes cast, and the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote is required for approval of any other matter anticipated to be considered at the meeting.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, three directors for Class 2 of the Board of Directors are to be elected for three-year terms expiring in 1998 or until their successors are duly elected and take office. Unless otherwise specified, the enclosed proxy will be voted FOR each of the persons named below. All three of the nominees are currently serving as directors of the Company. In the event any nominee is unable to serve as a director, the shares represented by a proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

     In the event that a vacancy may occur during the term of a director, such vacancy may be filled by the Board of Directors for the remainder of the full term. In addition, the vacancy in Class 3 of the Board of Directors may be filled by the Board prior to the next annual meeting. The directors will be elected by a plurality of the votes cast at the meeting. Directors who are not salaried officers of the Company receive $5,000 per fiscal year, plus $1,000 per meeting.

     The nominees and continuing directors, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINATED DIRECTOR DESIGNATED ON THE PROXY

NOMINEES FOR DIRECTOR

                                    CLASS 2
                          FOR A TERM EXPIRING IN 1998

                                        HAS SERVED AS             PRINCIPAL OCCUPATION
             NAME                AGE    DIRECTOR SINCE           AND BUSINESS EXPERIENCE
- ------------------------------   ---    --------------    -------------------------------------
Michael W. Paolercio(1)(2)....   44          1977         Co-Chairman of the Board of the
                                                            Company since 1986. Chief Executive
                                                            Officer of the Company (or its
                                                            predecessor) since 1977. President
                                                            of the Company from 1977 to 1993.
                                                            Michael Paolercio is Anthony
                                                            Paolercio's brother and married to
                                                            Michelle Light, an executive
                                                            officer of the Company.

Allan Corn(2).................   51          1989         Since 1990, Senior Vice President of
                                                            the Company and Chief Financial
                                                            Officer of the Company since 1988.
                                                            From 1987 to 1988, Vice President
                                                            and Controller of the Company. From
                                                            1983 to 1987, Vice President-
                                                            Finance of D. Chabbott, a jewelry
                                                            importer and distributor.

                                        HAS SERVED AS             PRINCIPAL OCCUPATION
             NAME                AGE    DIRECTOR SINCE           AND BUSINESS EXPERIENCE
- ------------------------------   ---    --------------    -------------------------------------
Mark A. Kurland(3)(4).........   46          1993         Since 1990, Senior Managing Director
                                                            of Bear Stearns & Co., Inc. From
                                                            1983 to 1990, General Partner and
                                                            Co-Head of Institutional Equity of
                                                            Mabon, Nugent.

CONTINUING DIRECTORS

                                    CLASS 3
                             TERM EXPIRING IN 1996

Anthony Paolercio, Jr.(2)        42          1977         Co-Chairman of the Board and
                                                            Executive Vice President of the
                                                            Company since 1986. Chief Operating
                                                            Officer of the Company (or its
                                                            predecessor) from 1977 to 1993.
                                                            Anthony Paolercio is Michael
                                                            Paolercio's brother.

Fredric R. Wasserspring(2)(3)    48          1986         Since 1993, President and Chief
                                                            Operating Officer of the Company.
                                                            President of Prudential-Bache Metal
                                                            Co. Inc. from 1986 to 1993.

                                    CLASS 1
                             TERM EXPIRING IN 1997

                                        HAS SERVED AS             PRINCIPAL OCCUPATION
             NAME                AGE    DIRECTOR SINCE         DURING THE PAST FIVE YEARS
- ------------------------------   ---    --------------    -------------------------------------
Michael Anthony Paolercio.....   48          1986         Since February 1993, Senior Vice
                                                            President and Treasurer of the
                                                            Company. From 1991 to 1993,
                                                            financial consultant to the
                                                            Company. First Senior Vice
                                                            President of National Community
                                                            Bank of New Jersey from 1990 to
                                                            1991. Senior Vice President of
                                                            First Fidelity Bank, N.A., New
                                                            Jersey from 1987 to 1990. Mr.
                                                            Paolercio is Michael and Anthony
                                                            Paolercio's cousin.

                                        HAS SERVED AS             PRINCIPAL OCCUPATION
             NAME                AGE    DIRECTOR SINCE         DURING THE PAST FIVE YEARS
- ------------------------------   ---    --------------    -------------------------------------
Michael K.L. Wager(1)(3)(4)...   43          1988         Since 1989, a partner in the law firm
                                                            of Benesch, Friedlander, Coplan &
                                                            Aronoff, counsel to the Company.
                                                            Prior to that time, engaged in
                                                            private practice of law with New
                                                            York-based firms. Assistant
                                                            Secretary of the Company from 1989
                                                            to 1991 and Secretary of the
                                                            Company from 1991 to September
                                                            1994. In September 1994, Mr. Wager
                                                            again became Assistant Secretary of
                                                            the Company. Mr. Wager is also a
                                                            director of American Speedy
                                                            Printing Centers, Inc. and Reynard
                                                            International Partners Ltd.

Jerome Peterson(4)............   60          1993         Private investor and jewelry industry
                                                            consultant. Vice-Chairman of the
                                                            Board of Directors of Feature
                                                            Enterprises, Inc. from 1988 to
                                                            1992. Prior to 1988, served as
                                                            Chairman of the Board, President
                                                            and Chief Executive Officer of
                                                            Feature Enterprises, Inc.
- ---------------

(1) Member of Nominating Committee

(2) Member of Executive Committee

(3) Member of Audit Committee

(4) Member of Compensation Committee

     The following persons serve as executive officers of the Company in addition to certain of the persons set forth above:

     - Michelle Light, age 36, has been Senior Vice President of Marketing since March, 1993, and previously served as Senior Vice President of Merchandising for the Company since 1991. Prior to joining the Company, Ms. Light had been employed by Jan Bell Marketing, Inc. since 1984 and served as Jan Bell's Senior Vice President of Merchandising since 1988. Ms. Light is married to Michael W. Paolercio.

     - RoseAnn Bosco, age 45, has been Senior Vice President of Human Resources for the Company since 1991 and Chief Administrative Officer since 1986. Ms. Bosco also served as Vice President of Human Resources for the Company from 1986 until 1991.

     - Frances Durden, age 39, has been a Senior Vice President of the Company since March 1995 and General Counsel and Secretary of the Company since September, 1994. Prior to joining the Company, Ms. Durden had been an attorney since 1986 with Benesch, Friedlander, Coplan & Aronoff, outside legal counsel to the Company.

     The Board of Directors has an Executive Committee, which met eleven times during the seven month period ended January 28, 1995 (the "Transition Period"). The Executive Committee is authorized to exercise all of the powers of the Board, except for approving those matters that would require stockholder approval, declaring a dividend or authorizing the issuance of stock.

     The Board of Directors has an Audit Committee, which met one time during the Transition Period. The primary functions of the Audit Committee are to provide assistance to the Board of Directors in fulfilling its responsibilities related to corporate accounting and reporting practices and to maintain a direct line of communication among directors, the internal accounting staff and the independent accountants. In addition, the Audit Committee approves the professional services provided by the independent accountants of the Company prior to the performance of such services and considers the range of audit fees.

     The Board of Directors also has a Compensation Committee, which met one time during the Transition Period. The primary functions of the Compensation Committee are to provide assistance to the Board of Directors in assessing and approving the compensation of the Company's officers. The Compensation Committee also administers the Company's 1986 Incentive Stock Option Plan (the "1986 Plan"), the 1993 Long Term Incentive Plan (the "Long Term Incentive Plan") and the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan").

     The Board of Directors has a Nominating Committee, which met one time during the Transition Period. The primary functions of the Nominating Committee are to make nominations to fill vacancies on the Board or a committee of the Board. The Nominating Committee will consider nominees recommended by stockholders, if the nominations are submitted timely in writing and the nominee has agreed in writing to serve, if elected.

     During the Transition Period, the Board of Directors had six meetings and each director attended at least 75% of the aggregate number of meetings of the Board of Directors and standing committees on which he served.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     On May 2, 1995, the Company had outstanding 8,586,701 shares of Common Stock. Each share of Common Stock is entitled to one vote upon each of the matters to be presented at the meeting. The holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Stockholders of record at the close of business on May 2, 1995 will be entitled to vote at the meeting.

     The following table sets forth information as of May 2, 1995 regarding Common Stock owned beneficially by (1) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (2) each director and each person nominated to become a director, (3) each of the Company's executive officers named in the Summary

Compensation Table set forth below and (4) all present officers and directors of the Company as a group.

                                           AMOUNT AND
                                            NATURE OF                             PERCENTAGE
          NAME AND ADDRESS OF              BENEFICIAL                                 OF
           BENEFICIAL OWNER              OWNERSHIP(1)(2)                         COMMON STOCK
- ---------------------------------------  ---------------                         ------------

Liberty Investment Management..........     1,005,400                                11.7%
2502 Rocky Point Drive
Tampa, Florida 33607

BEA Associates.........................       509,600                                 5.9%
153 East 53rd Street
New York, New York 10022

Brinson Partners, Inc..................       832,950                                 9.7%
209 S. LaSalle Street
Chicago, Illinois 60604

Michael W. Paolercio...................     1,044,000(3)                             12.1%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Anthony Paolercio, Jr..................     1,171,500(4)                             13.6%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Fredric R. Wasserspring................        70,164(5)                                *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Michelle Light.........................        33,332(6)                                *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Allan Corn.............................        38,000(7)                                *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Michael Anthony Paolercio..............        37,166(8)                                *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550

Michael K.L. Wager, Esq................        32,499(9)                                *
c/o Benesch, Friedlander, Coplan &
Aronoff
2300 BP America Building
200 Public Square
Cleveland, Ohio 44114

                                           AMOUNT AND
                                            NATURE OF                                  PERCENTAGE
          NAME AND ADDRESS OF              BENEFICIAL                                      OF
           BENEFICIAL OWNER              OWNERSHIP(1)(2)                              COMMON STOCK
- ---------------------------------------  ---------------                              ------------
Mark A. Kurland........................         1,667(10)                                    *
Bear Stearns & Company
245 Park Avenue
New York, New York 10167

Jerome Peterson........................         1,767(11)                                    *
100 Winston Drive
Cliffside Park, New Jersey 07010

All officers and directors as a group       2,443,428(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)     28.4%
(11 persons)...........................
- ---------------

* Less than 1%

 (1) Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

 (2) Common Stock includes all outstanding Common Stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended), all Common Stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date declared for the Company's Annual Meeting of Stockholders.

 (3) Includes 290,000 shares held by trusts for the benefit of Michael Paolercio's minor children, of which Mr. Paolercio disclaims beneficial ownership.

 (4) Includes 458,000 shares held by trusts for the benefit of Anthony Paolercio, Jr.'s minor children, of which Mr. Paolercio disclaims beneficial ownership.

 (5) Consists of (i) 1,000 shares held by Mr. Wasserspring, individually, (ii) 15,000 shares held by Mr. Wasserspring's spouse, (iii) 17,500 shares subject to currently exercisable warrants and (iv) 36,664 shares subject to currently exercisable stock options. Mr. Wasserspring has also received the following options to purchase an additional 28,336 shares: (A) a portion of an option under the Directors' Plan for 1,666 shares which will vest on April 22, 1996 at an exercise price of $4.19 per share, (B) a portion of an option under the Long Term Incentive Plan for 16,670 shares which will vest on June 14, 1996 at an exercise price of $5.75 per share and (C) an option under the Long Term Incentive Plan for 10,000 shares, which will vest annually over a three-year period that commences on August 10, 1995 in installments of 3,333 shares, 3,333 shares of 3,334 shares, respectively, at an exercise price of $6.125 per share.

 (6) Consists of 33,332 shares subject to currently exercisable stock options. Ms. Light has also received the following options to purchase an additional 16,668 shares: (A) a portion of an outstanding option under the Long Term Incentive Plan for 6,668 shares which will vest on April 26, 1996 at an exercise price of $4.125 per share and (B) an option under the Long Term Incentive Plan for 10,000 shares which will vest annually over a three-year period that commences on August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

 (7) Consists of (i) 3,000 shares held by Mr. Corn, individually, and (ii) 35,000 shares subject to currently exercisable stock options. Mr. Corn also has a portion of an option under the Long Term Incentive Plan for 5,000 shares which will vest on April 26, 1996 at an exercise price of $4.125 per share.

 (8) Consists of (i) 3,000 shares held by Mr. Paolercio, individually, (ii) 17,500 shares subject to currently exercisable warrants and (iii) 16,666 shares subject to currently exercisable stock options. Mr. Paolercio has also received the following options to purchase an additional 11,334 shares: (A) a portion of an option under the Long Term Incentive Plan for 8,334 shares which will vest on April 26, 1996 at an exercise price of $4.125 per share and (B) an option under the Long Term Incentive Plan

                                        6

     for 3,000 shares which will vest annually over a three-year period that commences on August 10, 1995 in equal annual installments of 1,000 shares at an exercise price of $6.125 per share.

 (9) Consists of (i) 1,000 shares held by Mr. Wager, individually, (ii) 6,500 shares held in a retirement plan of which Mr. Wager is the sole beneficiary, (iii) 20,000 shares subject to currently exercisable warrants and (iv) 4,999 shares subject to currently exercisable stock options. Mr. Wager has also received the following options to purchase an additional 10,001 shares; (A) a portion of an option under the Directors' Plan for 1,667 shares which will vest on April 22, 1996 at an exercise price of $4.19 per share; (B) a portion of an option under the Directors' Plan to purchase an additional 3,334 shares which will vest annually over a two-year period that commences on April 22, 1996 in installments of 1,667 shares, at an exercise price of $5.00 per share and (C) an option under the Directors' Plan to purchase an additional 5,000 shares which will vest annually over a three-year period that commences on April 22, 1996 in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $3.50 per share.

(10) Consists of 1,667 shares subject to a currently exercisable stock option. Mr. Kurland also has received the following options to purchase an additional 8,333 shares; (A) a portion of an option under the Directors' Plan to purchase an additional 1,667 shares and 1,666 shares, which will vest on November 15, 1995 and November 15, 1996, respectively, at an exercise price of $8.00 per share; and (B) an option under the Directors' Plan to purchase an additional 5,000 shares which will vest annually over a three-year period that commences on November 15, 1995 at an exercise price of $6.625 per share.

(11) Consists of (i) 100 shares held by Mr. Peterson individually and (ii) 1,667 shares subject to a currently exercisable stock option. Mr. Peterson also has received the following options to purchase an additional 8,333 shares;
     (A) a portion of an option under the Directors' Plan to purchase an additional 1,667 shares and 1,666 shares, which will vest on November 15, 1995 and November 15, 1996, respectively, at an exercise price of $8.00 per share; and (B) an option under the Directors' Plan to purchase an additional 5,000 shares which will vest annually over a three-year period that commences on November 15, 1995 at an exercise price of $6.625 per share.

(12) Includes 12,333 shares subject to currently exercisable options granted to RoseAnn Bosco and 1,000 shares held by Ms. Bosco, individually. Ms. Bosco also has a portion of an outstanding option under the Long Term Incentive Plan for 1,667 shares which will vest on April 26, 1996 at an exercise price of $4.125 per share. In addition, Frances Durden received an option under the Long Term Incentive Plan for 20,000 shares which vest annually over a three-year period that commenced on September 6, 1994 in installments of 6,666 shares, 6,666 shares and 6,668 shares, respectively, at an exercise price of $5.75 per share.


STOCK OPTIONS AND WARRANTS

     The 1986 Incentive Stock Option Plan (the "1986 Plan") was adopted to provide a method whereby employees of the Company who were making substantial contributions to the successful management and growth of the Company would be offered an opportunity to acquire Common Stock. The Compensation Committee of the Board of Directors administered the 1986 Plan and recommended to the Board which employees should be granted options thereunder.

     The Company reserved 500,000 shares of Common Stock for issuance under the 1986 Plan, from its authorized but unissued shares. On April 1, 1991, the Company registered 500,000 shares of its Common Stock, to be issued under the 1986 Plan, pursuant to a Registration Statement on Form S-8 under the Securities Act of 1933. All of the authorized shares reserved for issuance under the 1986 Plan are subject to stock options which have been granted.

     The 1993 Long Term Incentive Plan (the "Long Term Incentive Plan") was adopted to encourage ownership of the Company's Common Stock by officers and other key employees, to encourage their continued employment with the Company and to provide the participants with additional incentives to promote the success of the Company. Grants or awards of stock options, stock appreciation rights, restricted stock awards, stock bonus awards and performance plan awards are authorized under the Long Term Incentive Plan. The Compensation Committee of the Board of Directors administers the Long Term Incentive Plan and recommends to the Board which officers and employees should receive grants or awards thereunder.

     The Company has reserved 1,000,000 shares of Common Stock for issuance under the Long Term Incentive Plan, from its authorized but unissued shares. As of May 2, 1995, eight officers and approximately 50 employees were eligible to participate in the Long Term Incentive Plan and stock options for an aggregate of 335,500 shares had been granted.

     The 1993 Non-Employee Director's Stock Option Plan (the "Directors' Plan") was adopted to encourage non-employee directors of the Company to acquire or increase their ownership of the Company's Common Stock on reasonable terms and to foster a strong incentive for such directors to put forth maximum effort for the continued success and growth of the Company. The Company has reserved 250,000 shares of Common Stock from its authorized but unissued shares for the granting of non-qualified stock options to current and future non-employee directors of the Company under the Directors' Plan. Under the Directors' Plan, an option to purchase 5,000 shares of Common Stock is granted automatically on the first day of a non-employee director's term and on each anniversary of such date for so long as a non-employee director remains on the Board, not to exceed a maximum of options to acquire 100,000 shares of Common Stock per non-employee director. As of May 2, 1995, stock options to purchase an aggregate of 35,000 shares had been granted under the Directors' Plan. The non-employee directors eligible to receive stock options under such plan are Michael Wager, Mark Kurland and Jerome Peterson.

     Prior to the adoption of the Directors' Plan, the Board of Directors awarded warrants to purchase shares of Common Stock to the Company's non-employee directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information relating to cash and other compensation earned by, awarded to or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company. The periods covered are as follows: "7 Mo. 1995" is the Transition Period from July 1, 1994 to January 28, 1995, which is the result of a change in the Company's fiscal year-end; "FY 1994" is the period from July 1, 1993 through June 30, 1994; "FY 1993" is the period from July 1, 1992 through June 30, 1993; and "FY 1992 is the period from July 1, 1991 through June 30, 1992.

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                            -------------
                                                          ANNUAL COMPENSATION                  AWARDS
                                                   --------------------------------         -------------
                                                                                              OPTIONS/        ALL OTHER
             NAME AND                                SALARY                 BONUS               SARS         COMPENSATION
        PRINCIPAL POSITION             PERIODS        ($)                    ($)                 (#)             ($)
- -----------------------------------  -----------   ----------             ----------        -------------    ------------
Michael W. Paolercio...............   7 Mo. 1995    $ 151,666(1)(2)               --                --               --
Co-Chairman of the Board,                FY 1994    $ 260,000(1)(2)        $  41,600                --               --
Chief Executive Officer                  FY 1993    $ 255,000(1)           $  35,000                --         $283,079(3)
                                         FY 1992    $ 260,000(1)           $  44,000                --               --

Anthony Paolercio, Jr..............   7 Mo. 1995    $ 151,666(1)(2)               --                --               --
Co-Chairman of the Board                 FY 1994    $ 260,000(1)(2)        $  41,600                --               --
and Executive Vice                       FY 1993    $ 261,000(1)           $  35,000                --         $270,348(4)
President                                FY 1992    $ 280,000(1)           $  44,000                --               --

Fredric R. Wasserspring............   7 Mo. 1995    $ 131,250(1)                  --            10,000(6)            --
President and Chief                      FY 1994    $ 225,000(1)           $  36,000                --               --
Operating Officer                        FY 1993    $   8,654(1)(5)               --            55,000(7)            --

Michelle Light.....................   7 Mo. 1995    $ 116,666                     --            10,000(9)            --
Senior Vice President of                 FY 1994    $ 200,000              $  28,000                --               --
Marketing                                FY 1993    $ 205,062              $  35,000            20,000(10)           --
                                         FY 1992    $ 151,973(8)           $  20,800            20,000(11)           --

Allan Corn.........................   7 Mo. 1995    $  87,966(1)                  --                --               --
Chief Financial Officer and              FY 1994    $ 150,800(1)           $  21,250                --               --
Senior Vice President                    FY 1993    $ 148,400(1)           $  35,000            15,000(12)           --
                                         FY 1992    $ 151,050(1)           $  27,500             5,000(13)           --

- ---------------

 (1) Excludes certain personal benefits to Messrs. Paolercio, Paolercio, Wasserspring and Corn, the exact value of which cannot be ascertained by the Company, but which does not exceed $10,000 in the aggregate for any officer.

 (2) Excludes an expense allowance of $1,250 per month.

 (3) The cash value of a life insurance policy transferred by the Company to Michael Paolercio.

 (4) The cash value of a life insurance policy transferred by the Company to Anthony Paolercio.

 (5) Mr. Wasserspring commenced employment with the Company in fiscal 1993 on June 13, 1993.

 (6) Mr. Wasserspring received an option under the Long Term Incentive Plan to purchase 10,000 shares which vest annually over a three-year period that commences August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

 (7) Mr. Wasserspring received (a) an option under the Directors' Plan for 5,000 shares which vest annually over a three-year period that commenced on April 22, 1994 in installments of 1,667 shares, 1667 shares and 1,666 shares, respectively, at an exercise price of $4.19 per share and (b) an option under the Long Term Incentive Plan for

                                        9

     50,000 shares which vest annually over a three-year period that commenced on June 14, 1994 in installments of 16,665 shares, 16,665 shares and 16,670 shares, respectively, at an exercise price of $5.75 per share.

 (8) Ms. Light commenced employment with the Company in fiscal 1992 on August 27, 1991.

 (9) Ms. Light received an option under the Long Term Incentive Plan to purchase 10,000 shares which vest annually over a three-year period that commences August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

(10) Ms. Light received an option under the Long Term Incentive Plan to purchase 20,000 shares which vest annually over a three-year period that commenced April 26, 1994 in installments of 6,666 shares, 6,666 shares and 6,668 shares, respectively, at an exercise price of $4.125 per share.

(11) Ms. Light received an option under the 1986 Plan to purchase 20,000 shares which vest annually over a three-year period that commenced April 14, 1993 in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, at an exercise price of $3.63 per share.

(12) Mr. Corn received an option under the Long Term Incentive Plan to purchase 15,000 shares which vest in equal installments of 5,000 shares on an annual basis over a three-year period that commenced April 26, 1994 at an exercise price of $4.125 per share.

(13) Mr. Corn received an option under the 1986 Plan to purchase 5,000 shares which vest annually over a three-year period that commenced April 14, 1993 in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $3.63 per share.

EMPLOYMENT AGREEMENTS

     The Company does not have existing employment agreements with its executive officers with the exception of Mr. Wasserspring. The Company and Mr. Wasserspring entered into an agreement dated June 14, 1993 (the "Wasserspring Agreement"), for a term of three years. Under the Wasserspring Agreement, Mr. Wasserspring may be terminated at any time with or without cause. However, if Mr. Wasserspring is terminated without cause or resigns for any of the reasons enumerated in the Wasserspring Agreement (a "Severance Event") he is entitled to
(i) his full base salary through the effective date of a Severance Event, (ii) a severance payment according to a formula set forth in the Wasserspring Agreement, (iii) all reasonable legal fees incurred as a result of the Severance Event, (iv) all employee benefit plans, programs and arrangements for one year after a Severance Event and (v) any awards under stockholder compensation plans of the Company.

STOCK OPTIONS AND SARS

     The following table sets forth the information noted for all grants of stock options and stock appreciation rights ("SARs") to each of the executive officers named in the Summary Compensation Table during the Transition Period:

                     OPTION/SAR GRANTS IN TRANSITION PERIOD


                                      INDIVIDUAL GRANTS
                                -----------------------------                                     POTENTIAL
                                               % OF TOTAL                                      REALIZABLE VALUE
                                                OPTIONS/                                      AT ASSUMED ANNUAL
                                                  SARS                                       RATES OF STOCK PRICE
                                OPTIONS/       GRANTED TO                                        APPRECIATION
                                  SARS          EMPLOYEES        EXERCISE                      FOR OPTION TERM
                                GRANTED          IN THE           PRICE      EXPIRATION    ------------------------
              NAME                 #        TRANSITION PERIOD     ($/SH)        DATE         5% ($)       10% ($)
- ----------------------------------------    -----------------    --------    -----------   ----------    ----------
Michael W. Paolercio............    None            --                --         --                --            --
Anthony Paolercio...............    None            --                --         --                --            --
Fredric R. Wasserspring.........  10,000(1)         11%            6.125       8/10/99      $  15,061     $  32,910
Michelle Light..................  10,000(2)         11%            6.125       8/10/99      $  15,061     $  32,910
Allan Corn......................    None            --                --         --                --            --

- ---------------

(1) Mr. Wasserspring received an option under the Long Term Incentive Plan on August 10, 1994 to purchase 10,000 shares which vest annually over a three-year period commencing August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

(2) Ms. Light received an option under the Long-term Incentive Plan on August 10, 1994 to purchase 10,000 shares which vest annually over a three-year period commencing August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

     The following table sets forth the information noted for the number and values of unexercised stock options, warrants and SARs held by each of the executive officers named in the Summary Compensation Table at the end of the Transition Period:

              AGGREGATED OPTION/SAR EXERCISES IN TRANSITION PERIOD
               AND OPTION/SAR VALUES AT END OF TRANSITION PERIOD

                                                                                           VALUE OF
                                                                  NUMBER OF              UNEXERCISED
                                                                 UNEXERCISED             IN-THE-MONEY
                                                                 OPTIONS/SARS            OPTIONS/SARS
                                                                  AT END OF               AT END OF
                                                             TRANSITION PERIOD(#)    TRANSITION PERIOD($)
                                    SHARES                   --------------------    --------------------
                                 ACQUIRED ON      VALUE        EXERCISABLE(E)/         EXERCISABLE(E)/
              NAME               EXERCISE(#)   REALIZED($)     UNEXERCISABLE(U)        UNEXERCISABLE(U)
- ---------------------------------------------  ------------  --------------------    --------------------
Michael W. Paolercio.............      --           --                  --                      --
Anthony Paolercio................      --           --                  --                      --
Fredric R. Wasserspring..........      --           --              54,164(E)(1)            $    0(E)(2)
                                                                    28,336(U)               $    0(U)
Michelle Light...................      --           --              33,332(E)(3)            $6,160(E)(2)
                                                                    16,668(U)               $    0(U)
Allan Corn.......................      --           --              35,000(E)(4)            $1,540(E)(2)
                                                                     5,000(U)               $    0(U)
- ---------------

(1) Consists of a warrant to purchase 7,500 shares ("Option 1"), a warrant to purchase 5,000 shares ("Option 2"), a warrant to purchase 5,000 shares ("Option 3"), an option under the Directors' Plan for 5,000 shares ("Option 4"), an option under the Long Term Incentive Plan for 50,000 shares ("Option 5") and an option under the Long Term Incentive Plan for 10,000 shares ("Option 6"). All 7,500 shares of Option 1 are exercisable at an exercise price of $4.00 per share. All 5,000 shares of Option 2 are exercisable at an exercise price of $4.50 per share. All 5,000 shares of Option 3 are exercisable at an exercise price of $4.00 per share. On April 22, 1994, 1,667 shares of Option 4 became exercisable and on April 22, 1995, an additional 1,667 shares became exercisable, with the remaining 1,666 shares to become exercisable on the same date in 1996 at an exercise price of $4.19 per share. On June 14, 1994, 16,665 shares of Option 5 became exercisable and on June 14, 1995, an additional 16,665 shares will become exercisable, with the remaining 16,670 shares to become exercisable on the same date in 1996 at an exercise price of $5.75 per share.

(2) Based on the closing stock price at January 27, 1995 of $3.938 per share.

(3) Consists of an option under the 1986 Plan for 20,000 shares ("Option 1"), an option under the Long Term Incentive Plan for 20,000 shares ("Option 2") and an option under the Long Term Incentive Plan for 10,000 shares ("Option 3"). All 20,000 shares of Option 1 are currently exercisable at an exercise price of $3.63 per share. On April 26, 1994, 6,666 shares of Option 2 became exercisable and on April 26, 1995, an additional 6,666 shares became exercisable, with the remaining 6,668 shares to become exercisable on the same date in 1996 at an exercise price of $4.125 per share.

(4) Consists of an option under the 1986 Plan for 20,000 shares ("Option 1"), an option under the 1986 Plan for 5,000 shares ("Option 2") and an option under the Long Term Incentive Plan for 15,000 shares ("Option 3"). All 20,000 shares of Option 1 are exercisable at a price of $4.00 per share. All 5,000 shares of Option 2 are exercisable at $3.63 per share. On April 26, 1994, 5,000 shares of Option 3 became exercisable and on April 26, 1995, an additional 5,000 shares became exercisable, with the remaining 5,000 shares to become exercisable on the same date in 1996 at an exercise price of $4.125 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Michael K.L. Wager, Esq., a director of the Company and Chairman of the Compensation Committee, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff, counsel to the Company, which provided the Company with general legal services during the Transition Period.

     The following Report of the Compensation Committee and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into the filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of the Company establishes the general compensation policies of the Company, establishes the compensation levels for executive officers and administers the Company's Long Term Incentive Plan. The Compensation Committee (the "Committee") is composed of three independent directors.

EXECUTIVE OFFICER COMPENSATION

     Individual executive officer compensation generally includes base salary, annual incentive bonus and long-term incentive awards under the Company's Long Term Incentive Plan. Salaries are determined annually based on factors that include (i) job responsibilities, (ii) individual performance, ability and experience, (iii) salaries at comparably-sized companies and (iv) specific considerations that may be of particular importance to the Company at the time.

     Annual cash bonuses are determined based on factors that include the Company's performance as measured by earnings from operations before taxes and individual performance targets established annually for each officer. Individual performance targets are proposed annually by each executive officer based on the Company's short-term and long-term strategic plans and are subject to the approval of the Company's Chief Executive Officer and the Committee. The Chief Executive Officer's annual performance targets are subject to the approval of the Committee. An award of a cash bonus by the Committee is intended to reflect and promote the Company's values and reward the individual officers for outstanding contributions to the Company's performance.

     Long term incentive awards under the Company's Long Term Incentive Plan are an important component of the Company's compensation philosophy. The Committee believes that it is essential for the Company's executive officers to own significant amounts of Common Stock in order to align the long-term interests of such executives with those of the Company's stockholders and to encourage such officers to increase stockholder value. The awards under the Long Term Incentive Plan to date to each of the executive officers are described on pages 5 to 7 of this Proxy Statement. With certain limited exceptions, upon the exercise of a stock option, executives are expected to retain the shares received, after satisfying the cost of exercise and taxes, in order to grow their equity position in the Company. The Committee believes that the ownership of Common Stock by each of the executive officers will encourage such officers to act on behalf of all stockholders and to optimize the Company's overall performance. These awards also aid in retaining executive officers and will assist in the Company attracting the most qualified individuals in the future.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee determined the Chief Executive Officer's compensation for the Transition Period based upon a number of facts and criteria, including consideration of the Company's overall performance and his individual performance targets. The Chief Executive Officer's salary was determined based on a review by the Committee of the Chief Executive Officer's performance and a review of salaries of executives of the Peer Group Index (as hereinafter defined). The Chief Executive Officer was not awarded a bonus for the Transition Period due to decreased earnings from operations. During the Transition Period, the Chief Executive Officer did not receive any grants under the Long Term Incentive Plan.

DEDUCTIBILITY

     It is the present intention of the Company to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers.

CONCLUSION

     No cash bonuses were awarded for the Transition Period, due to decreased earnings from operations. This reflects the Committee's belief that executive compensation should be linked to the Company's performance and the value that is created for stockholders.

     In the Committee's opinion, the Company's executive officers are properly compensated at the present time when compared with others in comparable positions in companies of similar size.

                                            Compensation Committee

                                            Michael K.L. Wager, Chairman
                                            Mark A. Kurland
                                            Jerome Peterson

                              COMPANY PERFORMANCE

     The following graph compares the cumulative total stockholder return on the Company's Common Stock, the AMEX Market Index, and the peer group index over a five-year period commencing July 1, 1990. The Peer Group Index consists of a group of companies that both manufacture and distribute precious metal jewelry as follows: Oro America, Inc., Harlyn Products, Inc., and Town & Country Corp. The Company believes the Peer Group Index is comparable with the Company, since the companies included in the Peer Group Index are jewelry manufacturers and distributors (both wholesale and retail) like the Company. In calculating cumulative total stockholder return, reinvestment of dividends was assumed, and the returns of each member of the Peer Group Index are weighted for market capitalization. The Company believes that this information demonstrates that the compensation earned by its executive officers reflects the Company's performance and the value that is created for stockholders.

                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG MICHAEL ANTHONY JEWELERS,
                    AMEX MARKET INDEX AND PEER GROUP INDEX
                      1990       1991       1992      1993      1994     1995
                    _________________________________________________________
                   |
MICHAEL ANTHONY    |  $          $          $         $         $        $
                   |
AMX MARKET INDEX   |
                   |
PEER GROUP INDEX   |
                   |
                   |
                   |
                   |

                     ASSUMES $100 INVESTED ON JULY 1, 1989
                          ASSUMES DIVIDEND REINVESTED
                   TRANSITION PERIOD ENDING JANUARY 28, 1995


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock of the Company with the Securities and Exchange Commission (the "SEC") and the AMEX. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the company believes that during the Transition Period, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The manufacturing and distribution facilities of the Company are located in two adjacent buildings in Mount Vernon, New York having a total of approximately 52,000 square feet. Pursuant to two lease agreements entered into in May 1991 with Michael Anthony Company ("MAC"), a New York general partnership, the general partners of which are Michael W. Paolercio ("MP") and Anthony Paolercio ("AP"), the Company pays an average annual rent of $479,000 over the term of the leases, plus real estate taxes and other occupancy costs. Commencing in October 1993, the Company leased space from MAC as it became available in another adjacent building on a month-to-month basis. By November 1994 the Company leased the entire premises of approximately 22,000 square feet at a monthly rental of $10,000 per month. The Company plans to expand its manufacturing and distribution facilities utilizing this premises. The Company believes that the terms of these lease arrangements with MAC are no less favorable than those that could have been obtained from an unaffiliated party.

     On December 1, 1994, the Company acquired its corporate headquarters premises in Mount Vernon, New York (the "Headquarters Property") from MAC. The Headquarters Property has approximately 71,000 square feet.

     A Special Real Estate Committee of the Board of Directors, comprised of the Company's independent, outside directors obtained an appraisal of the Headquarters Property, and after review of the appraisal and negotiation with MAC as to the terms of purchase of the Headquarters Property, recommended the acquisition to the Company's Board of Directors. On November 28, 1994, the Board of Directors voted unanimously, with MP abstaining and AP absent, to authorize the acquisition of the Headquarters Property on the following terms.

     Under the terms of a Contract of Sale, dated November 28, 1994, the Company agreed to acquire the Headquarters Property for the sum of $2,490,000. The Company funded the acquisition of the Headquarters Property with cash from its operations.

     Michael K.L. Wager, a director of the Company, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff, counsel to the Company, which provided the Company with general legal services during the Transition Period.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP has been the independent accountants for the Company since April 1, 1989 and will serve in that capacity for the 1996 fiscal year. During the Transition Period, Deloitte & Touche LLP performed audit and tax services for the Company, which included an audit of the Company's consolidated financial statements.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDERS PROPOSALS

     All stockholder proposals which are intended to be presented at the 1996 Annual Meeting of Stockholders of the Company must be received by the Company no later than February 29, 1996 for inclusion in the Board of Directors' Proxy Statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                            By the Order of the Board of
                                            Directors
                                            /s/ M. Frances Durden
                                            M. Frances Durden
                                            Secretary
Dated: May 26, 1995

     ___
    |___|
1. ELECTION OF DIRECTORS      FOR all nominees  [ ]    WITHHOLD AUTHORITY to vote  [ ]     EXCEPTIONS  [ ]
                              listed below             for all nominees listed below.

Nominees:  Michael Paolercio    Allan Corn   Mark Kurland
(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)

I PLAN TO ATTEND THE ANNUAL MEETING     [ ]                      I HAVE NOTED COMMENTS BELOW     [ ]

Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.


                                                                                                  Change of Address   [ ]

                                                                         Signatures must agree with the name(s) printed on
                                                                         this proxy. If shares are registered in two names,
                                                                         both stockholders should sign this proxy. If signing
                                                                         as attorney, executor, administrator, trustee or
                                                                         guardian, please give your full title as such.


                                                                         Dated: ____________________________________ , 1995


                                                                         _________________________________________________
                                                                                              Signature

                                                                         _________________________________________________
                                                                                              Signature

                                                                         VOTES MUST BE INDICATED     [ ]
                                                                         (X) IN BLACK OR BLUE INK.
PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

- -----------------------------------------------------------------------------------------------------------------------------------

                                                  MICHAEL ANTHONY JEWELERS, INC.
                                                  PROXY/VOTING INSTRUCTIONS CARD

                                     THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                                                THE ANNUAL MEETING ON JUNE 26, 1995

        The undersigned hereby appoints Michael W. Paolercio, Frederic R. Wasserspring and M. Frances Durden, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Michael Anthony Jewelers, Inc. represented hereby and held of record by the undersigned on May 2,
1995, at the Annual Meeting of Stockholders to be held at the American Stock Exchange located at 86 Trinity Place, New York, New
York, on June 26, 1995, at 10:00 a.m. and at any postponements of adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If this proxy is signed and returned and no directions are given, this proxy will be voted "FOR" each of the nominees for director listed under item 1 of this card, and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If you have made any comments on this card, please mark the Comments box on the reverse of this card.

(Continued on other side)
                                                              MICHAEL ANTHONY JEWELERS, INC.
                                                              P.O. BOX 11316
                                                              NEW YORK, N.Y. 10203-0316
